SECURITIES AND EXCHANGE COMMISSION
    Washington, D.C. 20549



            FORM 8-K

          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
    Securities Exchange Act of 1934

Date of Report:  April 28, 2000
(Date of earliest event reported)

 Structured Asset Securities Corporation
 Commercial Mortgage Pass-Through Certificates
Bank One Mortgage-Backed Pass Through Certificates,
Series 2000-2
 (Exact name of registrant as specified in charter)

Delaware                     333-64351            13-3320910
(State or other juris-      (Commission       (I.R.S. Employer
diction of organization)      File No.)     Identification No.)


Eleven Madison Avenue, New York, New York            100010
(Address of principal executive offices)          (Zip Code)


Registrant's Telephone Number, including area code
(212) 325-2000


(Former name or former address, if changed since last report.)























ITEM 5.


		On March 31, 2000, Asset Backed Securities
Corporation entered into a Pooling and Servicing Agreement dated as of March 1,
2000 (the "Pooling and Servicing Agreement"), by and among
Asset Backed
Securities Corporation, as depositor, Bank One, National Association, as seller and Servicer, Homeside Lending Inc., as servicer and LaSalle Bank National
Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as
 Exhibit I.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

(a)	Not applicable

(b) 	Not Applicable

(c) Exhibits

Exhibit No.				Description


99 Monthly distribution
100 report pursuant to
					Section 4.1 of the
Pooling and Servicing
Agreement for the
distribution on
April 15, 2000







					SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Date: April 28,2000

						Structured Asset Securities
 Corporation

By: /s Russell
 Goldenberg
							      Russell
Goldenberg,
							      Senior
ice President